First

GREAT-WEST

Life & Annuity Insurance Company

Home Office White Plains, New York

PSYCHIATRIC/ALCOHOL/DRUGS INFORMATION FORM

Patient: __________________________________________________

Date of Birth: ________________________

Policy #:	Claim #:
1).	Treatment dates: From ____________________To ________________

2).	How often seen? [	]Daily [	] Weekly [	] Monthly [	] Other

3).	Diagnosis (include DSM codes) ________________________________

4).	Any past hospitalizations or prior treatment? [	]Yes [	] No
If yes, please provide details:______________________________________
________________________________________________________________
________________________________________________________________

5).	Any suicide attempts/or suicide ideations?____________________________
If yes, please provide details: _______________________________________
_________________________________________________________________
_________________________________________________________________

6).	Past treatment and medications(s):______________________________
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________

7).	Current treatment and medication(s): _______________________________
________________________________________________________________
_________________________________________________________________
_________________________________________________________________

8).	Current ability to function in daily activities:__________________________
________________________________________________________________
________________________________________________________________
________________________________________________________________

9).	Prognosis:______________________________________________________
________________________________________________________________

___________________________________	_________________________________
Signature of Physician	Date

Print Name: ________________________________Title: __________________

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